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Exhibit 23.1

INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Sierra Health Services, Inc.:

We consent to the incorporation by reference in this Registration Statement of Sierra Health Services, Inc. on Form S-8 of our report dated January 30, 2002, appearing in the Annual Report on Form 10-K of Sierra Health Services, Inc. for the year ended December 31, 2001.

DELOITTE & TOUCHE LLP

Las Vegas, Nevada
July 1, 2002

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  Exhibit 23.1
INDEPENDENT AUDITORS' CONSENT